UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

COMPASS BIOTECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52057	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9650 – 20 Avenue, Edmonton, Alberta, Canada	T6N 1G1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  780-469-2975

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 1.01	Entry into Material Definitive Agreement

On August 19, 2011, we entered into a convertible promissory note in the amount of $50,000 with Asher Enterprises, Inc. a Delaware corporation.  The note is convertible into common shares of our company at a conversion price of $0.001 per share.  The note matures on May 22, 2012.

On April 5, 2009 we issued an unsecured promissory note in the amount of $20,000 to Mitch Gordic.  On November 10, 2011, Mitch Gordic assigned all of the $20,000 under the promissory note.

On November 10, 2011 we renegotiated the conversion price of the promissory note with Mitch Gordic from $0.80 to $0.001 per share.

On November 10, 2011, we entered into an assignment agreement with Classic Ventures Ltd., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with TJM Investments., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Freeport Properties Ltd., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Mellendzhik Ltd., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with AD Astra Holdings Inc., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Khays Capital Resources Inc., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Vectra Holdings S.A., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

Item 3.02	Unregistered Sales of Equity Securities

On November 10, 2011, we received Notices of Conversion from Classic Ventures, Freeport Properties, TJM Investments, Mellendzhik, AD Astra Holdings, Khays Capital and Vectra converting each of their portions under the promissory note.

On November 10, 2011 we issued 2,750 shares of our common stock (an aggregate of 11,000 shares of our common stock) at a conversion price of $0.01 per share to each of Mellendzhik, AD Astra Holdings, Khays Capital and Vectra.

On November 10, 2011 we issued 3,000 shares of our common stock (an aggregate of 11,000 shares of our common stock) at a conversion price of $0.01 per share to each of Class Ventures, Freeport Properties and TJM Investments.

17,000 shares of common stock were issued to 6 non-U.S. individuals (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

3,000 shares of common stock were issued to 1 U.S. individual (as that term is defined in Regulation S of the Securities Act of 1933) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended

Item 9.01	Financial Statements and Exhibits
10.1	Convertible Promissory Note dated August 19, 2011
10.2	Mitch Gordic. Assignment #1 dated November 10, 2011
10.3	Mitch Gordic. Assignment #2 dated November 10, 2011
10.4	Mitch Gordic. Assignment #3 dated November 10, 2011
10.5	Mitch Gordic. Assignment #4 dated November 10, 2011
10.6	Mitch Gordic. Assignment #5 dated November 10, 2011
10.7	Mitch Gordic. Assignment #6 dated November 10, 2011
10.8	Mitch Gordic. Assignment #7 dated November 10, 2011
10.9	Amendment to Promissory Note Date April 5th, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BIOTECHNOLOGIES INC.

Date: December 23, 2011	By:	/s/ Garth Likes
Garth Likes
President